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                                                                   Exhibit 10.16

                                    AMENDMENT

                                February 15, 2006

This Amendment dated February 15, 2006 (the "Amendment") hereby amends the Agreement No. 530133-7202 by and between GTECH Corporation and TransAct Technologies Incorporated (the "Agreement").

By signing this Amendment, the parties agree to amend the Agreement as follows:

     1. Section 2.2 of the Agreement is hereby amended to replace "normal lead-time of sixty (60) calendar days" with "normal lead time of ninety (90) calendar days".

     2. Section 21.1 of the Agreement is hereby amended to replace "and shall continue for five (5) years" with "and shall continue for ten (10) years".

     3. Attachment 2 of the Agreement is hereby amended to replace "Unit Price for any quantity is $[*]" with "Unit Price for any quantity is $[*], such price effective with orders shipped by VENDOR starting on December 4, 2006".

Except as set forth in this Amendment, the Agreement is and shall remain in full force and effect in accordance with its terms.

TransAct Technologies Incorporated      GTECH Corporation


By: /s/ Bart C. Shuldman                By: /s/ William Middlebrook
    ---------------------------------       ------------------------------------
    Bart C. Shuldman                        William Middlebrook
    Chairman, president & CEO               VP Technology Operations

*    Confidential treatment requested